FOR IMMEDIATE RELEASE

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary W. Hanson
(602) 286-1530	(602) 286-1777

WESTERN REFINING ANNOUNCES FOURTH QUARTER AND FULL YEAR 2012 RESULTS
Strong Margin Environment Leads to Significant Debt Reduction,
Shareholder Return, and Capital Investment

EL PASO, Texas - February 28, 2013 - Western Refining, Inc. (NYSE: WNR) today reported fourth quarter 2012 net income, excluding special items, of $155.7 million, or $1.45 per diluted share. This compares to fourth quarter 2011 net income, excluding special items, of $50.8 million, or $0.50 per diluted share. Including special items, the Company recorded fourth quarter 2012 net income of $207.6 million, or $1.92 per diluted share as compared to a net loss of $64.6 million, or $0.72 per diluted share for the fourth quarter of 2011. The special item for the fourth quarter of 2012 was a non-cash unrealized pre-tax hedging gain of $81.5 million. The quarter-on-quarter improvement was due in large part to higher refining margins resulting from cost-advantaged crude oils and strong product values in the Southwest U.S.
For the year ended December 31, 2012, the Company reported net income, excluding special items, of $552.3 million, or $5.08 per diluted share as compared to net income, excluding special items, of $330.4 million, or $3.14 per diluted share for the year ended December 31, 2011. Including special items, Western recorded full year 2012 net income of $398.9 million, or $3.71 per diluted share compared to full year 2011 net income of $132.7 million, or $1.34 per diluted share.
A reconciliation of reported earnings and description of special items can be found in the accompanying financial tables.
Jeff Stevens, Western's President and Chief Executive Officer, said, "In 2012, Western Refining realized its highest fourth quarter and full year Adjusted EBITDA in Company history. We undertook a number of strategic actions to capitalize on the strong margin environment, strengthen our balance sheet, and invest in the business. Over the last two years, we believe we have demonstrated our ability to capture these positive market conditions and dramatically transform the earnings power of the Company."
The Company successfully completed a number of strategic initiatives during 2012:

•	reduced total debt by $304 million

•	returned $323 million in cash to shareholders via dividends and share repurchases

•	expanded the crude oil capacity of the Gallup Refinery

•	invested in a gathering system for cost-advantaged crude oil in the Permian Basin
For the fourth quarter of 2012, Adjusted EBITDA was $298.5 million compared to Adjusted EBITDA of $144.7 million for the fourth quarter of 2011. For the year ended December 31, 2012, Adjusted EBITDA was a $1,083.7 million compared to the full year 2011 Adjusted EBITDA of $786.2 million.
Total debt as of December 31, 2012, was $499.9 million and cash was $454.0 million resulting in net debt of $45.9 million.
Stevens continued, "We have established ambitious goals for the Company in 2013. We will continue to focus on safety and reliability. We also plan to further enhance our cost-advantaged crude oil position, grow our logistics assets, increase our financial flexibility, and return cash to shareholders. The Gallup refinery is running at expanded rates, our crude oil gathering system in the Permian Basin is nearing completion, and we continue to maximize the use of cost-advantaged crude oil available in our region. All of these actions, coupled with the location of our assets, position Western well for 2013."
Conference Call Information
A conference call is scheduled for Thursday, February 28, 2013, at 10:00 a.m. ET to discuss Western's financial results. A slide presentation will also be available for reference during the conference call. The call, press release, and slide presentation can be accessed on the Investor Relations section on Western's website, www.wnr.com. The call can also be heard by dialing (866) 566-8590 or (702) 224-9819, passcode: 85926413. The audio replay will be available two hours after the end of the call through March 7, 2013, by dialing (800) 585-8367 or (404) 537-3406, passcode: 85926413.
Non-GAAP Financial Measures
In a number of places in the press release and related tables, we have excluded the impact of the non-cash loss and impairments on disposal of assets, the impact of the non-cash unrealized net gains and losses from our commodity hedging activities, and the non-cash loss on extinguishment of debt. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western's asset portfolio also includes stand-alone refined products terminals in Albuquerque and Bloomfield, New Mexico, asphalt terminals in Albuquerque, El Paso, and Phoenix and Tucson, Arizona, retail service stations and convenience stores in Arizona, Colorado, New Mexico, and Texas, a fleet of crude oil and finished product truck transports, and wholesale petroleum products operations in Arizona, California, Colorado, Maryland, Nevada, New Mexico, Texas, and Virginia. More information about the Company is available at www.wnr.com.
Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements covered by the safe harbor provisions of the PSLRA. The forward-looking statements contained herein include statements about our future: continued focus on safety and reliability; ability to further enhance and maximize our use of cost-advantaged crude oil; ability to grow our logistics assets including the completion of our crude oil gathering system in the Permian Basin; ability to increase our financial flexibility; return of cash to shareholders; ability to run the Gallup refinery at expanded rates; and our positioning for 2013. These statements are subject to the general risks inherent in the Company's business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western's business and operations involve numerous risks and uncertainties, many of which are beyond Western's control, which could result in Western's expectations not being realized, or otherwise materially affect Western's financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western's business is contained in the Company's filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Consolidated Financial Data

The following tables set forth our summary historical financial and operating data for the periods indicated below:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands, except per share data)
Statements of Operations Data
Net sales (1)	$2,248,257	2,276,426	$9,503,134	$9,071,037
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	1,710,775	1,678,103	8,054,385	7,532,423
Direct operating expenses (exclusive of depreciation and amortization) (1)	122,813	125,992	483,070	463,563
Selling, general, and administrative expenses	34,545	29,781	114,628	105,768
(Gain) loss and impairments on disposal of assets, net	—	450,796	(1,891)	447,166
Maintenance turnaround expense	13,763	1,107	47,140	2,443
Depreciation and amortization	24,799	30,594	93,907	135,895
Total operating costs and expenses	1,906,695	2,316,373	8,791,239	8,687,258
Operating income	341,562	(39,947)	711,895	383,779
Other income (expense):
Interest income	136	165	696	510
Interest expense and other financing costs	(17,419)	(33,410)	(81,349)	(134,601)
Amortization of loan fees	(1,641)	(2,057)	(6,860)	(8,926)
Loss on extinguishment of debt	—	(29,695)	(7,654)	(34,336)
Other, net	(278)	140	359	(3,898)
Income (loss) before income taxes	322,360	(104,804)	617,087	202,528
Provision for income taxes	(114,773)	40,247	(218,202)	(69,861)
Net income (loss)	$207,587	$(64,557)	$398,885	$132,667
Basic earnings (loss) per share	$2.35	$(0.72)	$4.42	$1.46
Diluted earnings (loss) per share (2)	$1.92	$(0.72)	$3.71	$1.34
Weighted average basic shares outstanding	87,589	89,285	89,270	88,981
Weighted average dilutive shares outstanding	110,250	89,285	111,822	109,792
Cash Flow Data
Net cash provided by (used in):
Operating activities	$320,056	$107,649	$916,353	$508,200
Investing activities	(71,418)	(39,149)	18,506	(72,194)
Financing activities	(304,515)	(300,306)	(651,721)	(325,089)
Other Data
Adjusted EBITDA (3)	$298,463	$144,656	$1,083,669	$786,239
Capital expenditures	71,434	39,154	202,157	83,809
Balance Sheet Data (at end of period)
Cash and cash equivalents			$453,967	$170,829
Restricted cash			—	220,355
Working capital			559,213	544,981
Total assets			2,480,407	2,570,344
Total debt			499,863	803,990
Stockholders’ equity			909,070	819,828

(1)
Excludes $1,099.0 million, $4,909.4 million, $1,345.1 million, and $5,022.8 million of intercompany sales; $1,096.4 million, $4,901.5 million, $1,342.1 million, and $5,010.9 million of intercompany cost of products sold; and $2.6 million, $7.9 million, $3.0 million and $11.9 million, of intercompany direct operating expenses for the three and twelve months ended December 31, 2012 and 2011, respectively.

(2)
Our computation of diluted earnings (loss) per share potentially includes our Convertible Senior Notes and our restricted shares and share units. If determined to be dilutive to period earnings, these securities are included in the denominator of our diluted earnings (loss) per share calculation. For purposes of the diluted earnings (loss) per share calculation, we assumed issuance of 0.6 million and 0.5 million restricted shares and share units for the three and twelve months ended December 31, 2012, respectively, and assumed issuance of 22.1 million shares related to the Convertible Senior Notes, respectively for both periods. We assumed issuance of 0.7 million and 0.9 million restricted shares and share units for the three and twelve months ended December 31, 2011, respectively, and assumed issuance of 19.9 million shares related to the Convertible Senior Notes, respectively for both periods.

(3)
Adjusted EBITDA represents earnings before interest expense and other financing costs, amortization of loan fees, provision for income taxes, depreciation, amortization, maintenance turnaround expense, and certain other non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under United States generally accepted accounting principles ("GAAP"). Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (that many of our competitors capitalize and thereby exclude from their measures of EBITDA), and certain non-cash charges that are items that may vary for different companies for reasons unrelated to overall operating performance.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures, or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	Adjusted EBITDA, as we calculate it, may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. The following table reconciles net income (loss) to Adjusted EBITDA for the periods presented:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands)
Net income (loss)	$207,587	$(64,557)	$398,885	$132,667
Interest expense and other financing costs	17,419	33,410	81,349	134,601
Amortization of loan fees	1,641	2,057	6,860	8,926
Provision for income taxes	114,773	(40,247)	218,202	69,861
Depreciation and amortization	24,799	30,594	93,907	135,895
Maintenance turnaround expense	13,763	1,107	47,140	2,443
Loss and impairments on disposal of assets, net (a)	—	450,796	—	450,796
Loss on extinguishment of debt	—	29,695	7,654	34,336
Unrealized loss (gain) on commodity hedging transactions (b)	(81,519)	(298,199)	229,672	(183,286)
Adjusted EBITDA	$298,463	$144,656	$1,083,669	$786,239
(a) The calculation of Adjusted EBITDA for the year ended December 31, 2011 includes the add-back of net gains and losses of $450.8 million incurred from the sale of the Yorktown refining and certain pipeline assets, and to a lesser extent the impairment of Bloomfield refining assets. We have adjusted this amount to exclude a $3.6 million gain related to the sale of platinum catalyst that was previously included in the net loss from other sales transactions. We consider the sale of catalyst to be a routine transaction occurring in the normal course of business and as such, should not be added back to net income (loss) in our calculation of Adjusted EBITDA.
(b) Adjusted EBITDA has been adjusted for the impact of net non-cash unrealized gains and losses related to our commodity hedging transactions. We believe the inclusion of this component of net income provides a better representation of Adjusted EBITDA given the non-cash and potentially volatile nature of commodity hedging.

Refining Segment

All Refineries and Related Operations

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012 (6)	2011 (6)	2012 (6)	2011 (6)
	(In thousands, except per barrel data)
Statement of Operations Data:
Net sales (including intersegment sales)	$1,923,146	$2,151,333	$8,340,178	$8,399,698
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (5)	1,446,878	1,594,655	7,133,308	7,059,210
Direct operating expenses (exclusive of depreciation and amortization)	83,123	87,670	320,659	329,237
Selling, general, and administrative expenses	7,858	7,218	27,136	27,451
(Gain) loss and impairments on disposal of assets, net	—	450,796	(1,382)	447,166
Maintenance turnaround expense	13,763	1,107	47,140	2,443
Depreciation and amortization	20,747	26,424	77,575	119,057
Total operating costs and expenses	1,572,369	2,167,870	7,604,436	7,984,564
Operating income (loss)	$350,777	$(16,537)	$735,742	$415,134
Key Operating Statistics
Total sales volume (bpd) (1)	173,726	198,826	184,086	189,339
Total refinery production (bpd)	149,842	142,437	147,461	140,124
Total refinery throughput (bpd) (2)	152,280	144,643	149,809	142,257
Per barrel of throughput:
Refinery gross margin (3) (5)	$34.00	$41.83	$22.01	$25.82
Refinery gross margin excluding hedging activities (3) (5)	30.74	20.58	28.40	23.83
Gross profit (3) (5)	32.51	39.85	20.60	23.52
Direct operating expenses (4)	5.93	6.59	5.85	6.34

Southwest Refineries (El Paso and Gallup with Related Operations)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012 (6)	2011 (6)	2012 (6)	2011 (6)
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$1,923,146	$2,146,257	$8,339,492	$8,383,594
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (5)	1,446,723	1,590,158	7,137,486	7,048,140
Direct operating expenses (exclusive of depreciation and amortization)	83,123	76,909	320,659	285,800
Selling, general, and administrative expenses	7,858	7,218	27,136	27,451
(Gain) loss and impairments on disposal of assets, net	—	(14,829)	(1,382)	(14,829)
Maintenance turnaround expense	13,763	1,107	47,140	2,443
Depreciation and amortization	20,747	18,966	77,575	76,254
Total operating costs and expenses	1,572,214	1,679,529	7,608,614	7,425,259
Operating income	$350,932	$466,728	$730,878	$958,335
Key Operating Statistics
Total sales volume (bpd) (1)	173,726	198,446	184,070	189,007
Total refinery production (bpd)	149,842	142,437	147,461	140,124
Total refinery throughput (bpd) (2)	152,280	144,643	149,809	142,257
Per barrel of throughput:
Refinery gross margin (3) (5)	$34.01	$41.79	$21.92	$25.72
Refinery gross margin excluding hedging activities (3) (5)	30.75	20.54	28.31	23.73
Gross profit (3) (5)	32.53	40.36	20.51	24.25
Direct operating expenses (4)	5.93	5.78	5.85	5.50
All Refineries (El Paso and Gallup)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	78,516	75,300	76,536	74,224
Diesel and jet fuel	61,497	57,548	61,224	57,037
Residuum	5,873	5,373	5,655	5,219
Other	3,956	4,216	4,046	3,644
Total refinery production (bpd)	149,842	142,437	147,461	140,124
Refinery throughput (bpd):
Sweet crude oil	119,187	114,246	115,345	113,347
Sour or heavy crude oil	26,665	20,776	24,792	19,876
Other feedstocks and blendstocks	6,428	9,621	9,672	9,034
Total refinery throughput (bpd) (2)	152,280	144,643	149,809	142,257

El Paso Refinery

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	64,637	59,638	61,669	58,236
Diesel and jet fuel	55,056	50,729	54,600	50,211
Residuum	5,873	5,373	5,655	5,219
Other	3,417	3,483	3,280	2,882
Total refinery production (bpd)	128,983	119,223	125,204	116,548
Refinery throughput (bpd):
Sweet crude oil	98,184	92,683	94,404	91,589
Sour crude oil	26,665	20,776	24,792	19,876
Other feedstocks and blendstocks	5,936	7,403	7,734	6,680
Total refinery throughput (bpd) (2)	130,785	120,862	126,930	118,145
Total sales volume (bpd) (1)	142,671	165,285	151,352	155,196
Per barrel of throughput:
Refinery gross margin (3) (5)	$30.77	$20.71	$28.25	$23.18
Direct operating expenses (4)	4.36	4.84	4.50	4.50
Gallup Refinery

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
Key Operating Statistics
Refinery product yields (bpd):
Gasoline	13,879	15,662	14,867	15,988
Diesel and jet fuel	6,441	6,819	6,624	6,826
Other	539	733	766	762
Total refinery production (bpd)	20,859	23,214	22,257	23,576
Refinery throughput (bpd):
Sweet crude oil	21,003	21,563	20,941	21,758
Other feedstocks and blendstocks	492	2,218	1,938	2,354
Total refinery throughput (bpd) (2)	21,495	23,781	22,879	24,112
Total sales volume (bpd) (1)	31,055	33,161	32,718	33,811
Per barrel of throughput:
Refinery gross margin (3) (5)	$30.26	$19.47	$28.25	$26.05
Direct operating expenses (4)	11.43	8.27	9.60	8.27

(1)
Sales volume includes sales of refined products sourced primarily from our refinery production as well as refined products purchased from third parties. We purchase additional refined products from third parties to supplement supply to our customers. These products are similar to the products that we currently manufacture and represented 13.83% and 14.78% of our total consolidated sales volumes for the years ended December 31, 2012 and 2011, respectively. The majority of the purchased refined products are distributed through our wholesale refined product sales activities in the Mid-Atlantic region where we satisfy our refined product customer sales requirements through a third-party supply agreement.

(2)	Total refinery throughput includes crude oil, other feedstocks, and blendstocks.

(3)
Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by our refineries’ total throughput volumes for the respective periods presented. Net realized and net non-cash unrealized economic hedging gains and losses included in the combined refining segment gross margin are not allocated to the individual refineries. Cost of products sold does not include any depreciation or amortization. Refinery gross margin is a non-GAAP performance measure that we believe is important to investors in evaluating our refinery performance as a general indication of the amount above our cost of products that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled directly to our statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

The following table reconciles combined gross profit for all refineries to combined gross margin for all refineries for the periods presented:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$1,923,146	$2,151,333	$8,340,178	$8,399,698
Cost of products sold (exclusive of depreciation and amortization)	1,446,878	1,594,655	7,133,308	7,059,210
Depreciation and amortization	20,747	26,424	77,575	119,057
Gross profit	455,521	530,254	1,129,295	1,221,431
Plus depreciation and amortization	20,747	26,424	77,575	119,057
Refinery gross margin	$476,268	$556,678	$1,206,870	$1,340,488
Refinery gross margin per refinery throughput barrel (4)	$34.00	$41.83	$22.01	$25.82
Gross profit per refinery throughput barrel (4)	$32.51	$39.85	$20.60	$23.52
The following table reconciles gross profit for our Southwest refineries to combined gross margin for our Southwest refineries for the periods presented:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$1,923,146	$2,146,257	$8,339,492	$8,383,594
Cost of products sold (exclusive of depreciation and amortization)	1,446,723	1,590,158	7,137,486	7,048,140
Depreciation and amortization	20,747	18,966	77,575	76,254
Gross profit	455,676	537,133	1,124,431	1,259,200
Plus depreciation and amortization	20,747	18,966	77,575	76,254
Refinery gross margin	$476,423	$556,099	$1,202,006	$1,335,454
Refinery gross margin per refinery throughput barrel (4)	$34.01	$41.79	$21.92	$25.72
Gross profit per refinery throughput barrel (4)	$32.53	$40.36	$20.51	$24.25

(4)
Refinery direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(5)
Cost of products sold for the combined refining segment includes the net realized and net non-cash unrealized hedging activity shown in the table below. The hedging gains and losses are also included in the combined gross profit and refinery gross margin but are not included in those measures for the individual refineries.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands)
Realized hedging loss, net	$(35,932)	$(16,445)	$(120,805)	$(78,995)
Unrealized hedging gain (loss), net	81,519	299,266	(229,672)	182,343
Total hedging gain (loss), net	$45,587	$282,821	$(350,477)	$103,348

(6)
The difference between the total refining financial data and our Southwest refining financial data represents the sale of refined products associated with the Yorktown operations. We sold 5,707 barrels of feedstocks during 2012 and 120,783 barrels during 2011.

Wholesale Segment

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011 (3)	2012	2011 (3)
	(In thousands, except per gallon data)
Statement of Operations Data
Net sales (including intersegment sales)	$1,120,455	$1,200,003	$4,860,291	$4,753,790
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,091,538	1,182,818	4,748,077	4,645,851
Direct operating expenses (exclusive of depreciation and amortization)	15,176	16,599	67,491	65,829
Selling, general, and administrative expenses	2,800	3,185	10,407	11,177
Gain on disposal of assets, net	—	—	(509)	—
Depreciation and amortization	988	1,055	3,814	4,312
Total operating costs and expenses	1,110,502	1,203,657	4,829,280	4,727,169
Operating income (loss)	$9,953	$(3,654)	$31,011	$26,621
Operating Data
Fuel gallons sold	356,183	401,306	1,520,581	1,543,173
Fuel gallons sold to retail	62,937	35,038	244,906	213,137
Average fuel sales price per gallon	$3.28	$3.12	$3.32	$3.22
Average fuel cost per gallon	3.21	3.10	3.27	3.17
Fuel margin per gallon (1)	0.08	0.03	0.07	0.06

Lubricant gallons sold	2,811	2,726	11,492	10,823
Average lubricant sales price per gallon	$11.11	$11.46	$11.15	$10.85
Average lubricant cost per gallon	10.06	10.30	10.05	9.60
Lubricant margin (2)	9.5%	10.1%	9.9%	11.5%

Realized hedging gain (loss)	$—	$(1,201)	$(23,643)	$2,962
Unrealized hedging gain (loss)	—	(1,067)	—	943

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011 (3)	2012	2011 (3)
	(In thousands, except per gallon data)
Net Sales
Fuel sales (including intersegment sales)	$1,167,674	$1,251,983	$5,054,987	$4,971,199
Excise taxes included in fuel sales	(85,861)	(90,838)	(355,957)	(366,393)
Lubricant sales	31,232	31,236	128,171	117,478
Other sales (including intersegment sales)	7,410	7,622	33,090	31,506
Net sales	$1,120,455	$1,200,003	$4,860,291	$4,753,790
Cost of Products Sold
Fuel cost of products sold	$1,144,503	$1,242,044	$4,970,965	$4,895,302
Excise taxes included in fuel cost of products sold	(85,861)	(90,838)	(355,957)	(366,393)
Lubricant cost of products sold	28,269	28,075	115,540	103,925
Other cost of products sold	4,627	3,537	17,529	13,017
Cost of products sold	$1,091,538	$1,182,818	$4,748,077	$4,645,851
Fuel margin per gallon (1)	$0.08	$0.03	$0.07	$0.06

(1)
Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our wholesale segment by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the petroleum products wholesale industry to measure operating results related to fuel sales.

(2)
Lubricant margin is a measurement calculated by dividing the difference between lubricant sales and lubricant cost of products sold by lubricant sales. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.

(3)
Our wholesale segment began selling finished product through our Yorktown facility during January 2011. The finished products sold through our Yorktown facility were purchased from third parties. Net sales of $347.3 million and $1,338.7 million, cost of products sold of $353.2 million and $1,327.6 million, and direct operating costs of $1.6 million and $6.8 million for the three and nine months ended December 31, 2011, respectively, were from new wholesale activities through our Yorktown facility with no comparable activity in the prior periods.

Retail Segment

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands, except per gallon data)
Statement of Operations Data
Net sales (including intersegment sales)	$303,672	$270,232	$1,212,070	$940,395
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	268,835	242,733	1,074,532	838,247
Direct operating expenses (exclusive of depreciation and amortization)	27,054	24,762	102,793	80,458
Selling, general, and administrative expenses	2,194	2,297	8,161	7,329
Depreciation and amortization	2,615	2,421	10,473	9,653
Total operating costs and expenses	300,698	272,213	1,195,959	935,687
Operating income (loss)	$2,974	$(1,981)	$16,111	$4,708
Operating Data
Fuel gallons sold	75,024	70,296	291,244	230,429
Average fuel sales price per gallon	$3.47	$3.27	$3.56	$3.44
Average fuel cost per gallon	3.27	3.12	3.36	3.27
Fuel margin per gallon (1)	0.20	0.15	0.20	0.17

Merchandise sales	$61,481	$56,402	$248,023	$204,998
Merchandise margin (2)	28.5%	27.2%	29.0%	28.0%
Operating retail outlets at period end (3)			222	209

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands, except per gallon data)
Net Sales
Fuel sales (including intersegment sales)	$260,294	$229,810	$1,036,404	$792,502
Excise taxes included in fuel sales	(29,091)	(23,498)	(111,805)	(83,255)
Merchandise sales	61,481	56,402	248,023	204,998
Other sales	10,988	7,518	39,448	26,150
Net sales	$303,672	$270,232	$1,212,070	$940,395
Costs of Products Sold
Fuel cost of products sold	$245,105	$219,260	$978,979	$753,487
Excise taxes included in fuel cost of products sold	(29,091)	(23,498)	(111,805)	(83,255)
Merchandise cost of products sold	43,988	41,033	176,215	147,692
Other cost of products sold	8,833	5,938	31,143	20,323
Cost of products sold	$268,835	$242,733	$1,074,532	$838,247
Fuel margin per gallon (1)	$0.20	$0.15	$0.20	$0.17

(1)
Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our retail segment by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the convenience store industry to measure operating results related to fuel sales.

(2)
Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the convenience store industry to measure operating results related to merchandise sales.

(3)	During the twelve months ended December 31, 2012, we added 13 retail outlets. We did not add any retail outlets during the fourth quarter of 2012.

Reconciliation of Special Items
We present certain additional financial measures below that are non-GAAP measures within the meaning of Regulation G under the Securities Exchange Act of 1934.
We present these non-GAAP measures to provide investors with additional information to analyze our performance from period to period. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP. These non-GAAP measures reflect subjective determinations by management and may differ from similarly titled non-GAAP measures presented by other companies.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(In thousands, except per share data)
Reported diluted earnings (loss) per share	$1.92	$(0.72)	$3.71	$1.34
Earnings (loss) before income taxes	$322,360	$(104,804)	$617,087	$202,528
Loss and impairments on disposal of assets, net	—	450,796	—	450,796
Unrealized (gain) loss from hedging future production	(81,519)	(298,199)	229,672	(183,286)
Loss on extinguishment of debt	—	29,695	7,654	34,336
Earnings before income taxes excluding special items	240,841	77,488	854,413	504,374
Recomputed income taxes after special items	(85,161)	(26,729)	(302,120)	(173,981)
Net income excluding special items	$155,680	$50,759	$552,293	$330,393
Diluted earnings per share excluding special items	$1.45	$0.50	$5.08	$3.14